GuideStone Funds MyDestination 2065 Fund	Institutional GMMYX
Investor GMMZX
Summary Prospectus
December 31, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at GuideStoneFunds.com/Fund-Literature. You can also get this information at no cost by calling 1-888-GS-FUNDS (1-888-473-8637) or by sending an e-mail request to info@guidestone.org. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated December 31, 2025, as may be amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The MyDestination 2065 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the MyDestination 2065 Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses(1)	0.27%	0.67%
Acquired fund fees and expenses	0.30%	0.30%
Total annual Fund operating expenses	0.67%	1.07%
Fee reimbursement (2)	(0.22)%	(0.32)
Total annual Fund operating expenses (after fee reimbursement)	0.45%	0.75%
(1)
Other expenses are based on estimated amounts for the current fiscal year.
(2)
The Adviser has agreed to reimburse expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.45% for the Institutional Class and 0.75% for the Investor Class (“Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2027. If expenses fall below the levels noted above within three years from the date on which the Adviser made such reimbursement, the Fund may repay the Adviser as long as the repayment does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were reimbursed; or (ii) the repayment would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Directors of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee reimbursements or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to reimbursements or repayments, for all other periods. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$46	$77
3 Years	$192	$309

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover for the Fund's last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.
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Principal Investment Strategies
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The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
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Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
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The Adviser uses the following glide path to allocate the Fund’s assets.

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At the Target Date, the Fund’s allocation to equities will be approximately 49% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
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The asset classes in which the Fund may invest through the Select Funds generally are divided into:
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Equity securities (such as common and preferred stock of U.S. companies and foreign companies, including those located in developed and emerging markets, of any sizes and employing both growth and value investment styles);
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Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
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Real assets (such as inflation-indexed bonds, real estate-related securities and equity securities of real estate investment trusts (“REITs”)); and
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Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies, global macro strategies, relative value strategies, opportunistic fixed income strategies and/or strategies that invest in below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
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The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
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As part of its allocation to the equities asset class, the Fund may invest in Select Funds that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
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The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds, as well as its outlook for the economy and financial markets.
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The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds without shareholder approval.
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The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds and changes to the allocation targets.
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In accordance with the Adviser’s Christian values, the Fund and the Select Funds do not invest in any company that is publicly recognized (as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)) for offering products or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving abortion, sexual immorality, alcohol, tobacco or gambling.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Faith-Based Investing Risk, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
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Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
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Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
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Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s
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value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
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Controlling Voting Interest Risk: In accordance with the GuideStone Funds Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
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Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
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Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
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Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
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Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
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Emerging Markets Risk: When investing in emerging markets, the risks of investing in foreign securities is heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, and Asia (excluding Japan).
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Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
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Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance. In evaluating an investment, the Adviser or Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the factors relevant to a particular investment.
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Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility.
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Following a period of historically low interest rates, the U.S. Federal Reserve raised rates multiple times in an effort to combat inflation in the U.S. economy. Though the Federal Reserve has since lowered interest rates slightly, it is unclear if such lowering will continue. Very low or negative interest rates may impact the yield of the Fund’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
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Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
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Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
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Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
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Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
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Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions, trade disputes or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, financial institution failures, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large. Additionally, legislative, regulatory or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
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Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising
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interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
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Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities and is also subject to many of the risks associated with debt securities, including interest rate risk. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
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Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
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Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
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Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
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U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
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Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Trust's website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637) .
Management
GuideStone Capital Management, LLC

Joshua Chastant Vice President – Portfolio Management	December 2025

Brandon Pizzurro President and Chief Investment Officer	December 2025
Sub-Adviser and Portfolio Managers
Parametric Portfolio Associates LLC
Richard Fong, CFA Managing Director of Investment Strategy	December 2025
Jennifer Mihara Head of Equity Fund Management	December 2025
Zach Olsen, CFA Senior Portfolio Manager	December 2025
Gordon Wotherspoon Head of Equity Separately Managed Accounts	December 2025
Purchase and Sale of Fund Shares
Purchase of Fund Shares
Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of the Fund (however, if you have implemented GuideStone Advisors’
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investment advice, minimum subsequent purchase requirements do not apply):
Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100
Sale of Fund Shares
The Fund’s shares are redeemable, and may be redeemed on any business day, through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the
Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.
Tax Information
A Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b) plan, a 401(k) plan, an individual retirement account (IRA) or other tax-deferred arrangement, from which withdrawals may be taxed.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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